UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 21, 2005


                        ICON CASH FLOW PARTNERS L.P. SIX
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-28136                   13-3723089
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 (State or other jurisdiction         (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)



                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     ICON Cash Flow Partners L.L.C. II, a 99% owned subsidiary of ICON Cash Flow Partners L.P. Six (the "Partnership"), owned a beneficial interest in a McDonnell Douglas model MD-83 aircraft bearing manufacturer's serial number 49643 that had been on lease to Aerovias de Mexico, S.A. de C.V. On October 21, 2005, ICON Cash Flow Partners L.L.C. II sold its interest in the aircraft to FINOVA Capital Corporation ("FINOVA")for $9,385,643.47 which was the outstanding principal amount of the non-recourse debt owed to FINOVA as of July 2005. Because of the current depressed market for aircraft, the amount of the outstanding debt remaining on the aircraft and the potential maintenance upgrades required for the aircraft, the general partner determined that any remarketing opportunity would not be in the Partnership's best interests. Accordingly, the general partner decided it was in the best interest of the Partnership to sell the aircraft to FINOVA in full satisfaction of the outstanding balance of the debt.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

     Pursuant to Item 9.01(b)(2) and Item 9.01(a)(4), the Partnership will provide the required pro forma financial information relative to the sale not later than seventy-one (71) calendar days after the due date of this current report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ICON CASH FLOW PARTNERS L.P. SIX

                                By: ICON CAPITAL CORP., its General Partner



                                By: /s/ Thomas W. Martin
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Date: October 27, 2005          Thomas W. Martin
                                Executive Vice President